UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2020

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	PRKR	OTCQB
Common Stock Rights		OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.Entry into a Material Definitive Agreement.

On January 14, 2020, the Company entered into a subscription agreement (the “Subscription Agreement”) providing for the sale of an aggregate of 166,167 shares (“Shares”) of the Company’s common stock, par value $0.01 per share, at a price of $0.15 per share, to an accredited investor. The Company closed the sale contemplated by the Subscription Agreement on January 20, 2020. The Subscription Agreement contains customary representations and warranties of the purchaser. The $25,000 in proceeds from the sale of the Shares will be used to fund the Company’s operations.

The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the investor pursuant to which the Company will register the Shares. The Company has committed to file the registration statement by the 120th calendar day following the closing date and to cause the registration statement to become effective by the 180th calendar day following the closing date. The PIPE Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the aggregate subscription upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%.

The Shares were offered and sold on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summary of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

In addition, on January 15, 2020 the Company issued 500,000 unregistered shares of the Company’s Common Stock (the “Repayment Shares”) as an in-kind payment of approximately $75,000 in outstanding amounts payable to Stacie Wilf, a related party.

Item 3.02.Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 regarding the shares subject to the Subscription Agreement and the Repayment Shares are incorporated herein by reference to the extent required.

Item 9.01.Financial Statements and Exhibits.

(d)
Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement between ParkerVision and accredited investor dated January 20, 2020
10.2	Registration Rights Agreement between ParkerVision and accredited investor dated January 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2020
PARKERVISION, INC.

By /s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer